UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported)

March 31, 2020

MARINUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36576	20-0198082
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 Radnor Corporate Center, Suite 500 100 Matsonford Rd Radnor, PA	19087
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (484) 801-4670

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	MRNS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On March 31, 2020, Marinus Pharmaceuticals, Inc. (the “Company”) held a special meeting of stockholders (the “Special Meeting”). Of the 86,711,035 shares of common stock outstanding and entitled to vote at the Special Meeting, 67,951,110 shares were present, either in person or by proxy, constituting a quorum. The following provides a summary of the votes cast for the proposals on which the Company’s stockholders voted at the Special Meeting:

Proposal 1: Approval of an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”) to increase the number of authorized shares of common stock from 100,000,000 shares to 150,000,000 shares (the “Authorized Shares Proposal”).

The Company’s stockholders approved the Authorized Shares Proposal. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
63,059,848	4,737,535	153,727	N/A

Proposal 2: Approval of an amendment to the Certificate of Incorporation to effect a reverse stock split of the Company’s common stock at a ratio of 1-for-4, with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s Board of Directors in its sole discretion (the “Reverse Stock Split Proposal”).

The Company’s stockholders approved the Reverse Stock Split Proposal. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
52,754,118	15,060,628	136,364	N/A

Proposal 3:  Approval of the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Authorized Shares Proposal or the Reverse Stock Split Proposal (the “Adjournment Proposal”).

The Company’s stockholders approved the Adjournment Proposal. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
52,434,888	14,586,474	929,748	N/A

Adjournment of the Special Meeting was not necessary or appropriate because there were sufficient votes in favor of the Authorized Shares Proposal and the Reverse Stock Split Proposal.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment of Fourth Amended and Restated Certificate of Incorporation of Marinus Pharmaceuticals, Inc.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARINUS PHARMACEUTICALS, INC.

By:	/s/ Edward Smith
Edward Smith,
Vice President, Chief Financial Officer,
Secretary and Treasurer

Date:  April 2, 2020

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